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                                WORTH CORPORATION

                        1994 DIRECTORS STOCK OPTION PLAN

            1. Purpose. This 1994 Directors Stock Option Plan (the "Plan") is intended to encourage ownership of common stock of WORTH CORPORATION (the "Company") by directors of the Company and its subsidiaries, to provide an additional incentive to the nonemployee directors of the Company and its subsidiaries to serve as Directors and to provide incentives for them to continue their service on the Board and to exert maximum efforts for the Company's success.

            2. Administration. The following provisions shall govern the administration of the Plan:

                  a. Administrators. The Plan shall be administered by the Board of Directors (the "Board"). The Board shall be authorized and directed to adopt such rules and regulations for implementing the Plan so as to satisfy the requirements for a formula award plan within the meaning of Rule 16b-3(c)(ii) of the Securities Exchange Act of 1934 (the "Act").

                  b. Powers. The Company shall effect the grant of options under the Plan by execution of written stock option agreements in such form as shall be approved by the Board. Subject to the express terms and conditions of the Plan and the terms of any option outstanding under the Plan, the Board shall have full power to construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or such options and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, the power to:
(i) determine which persons meet the requirements of Paragraph 3 hereof for participation in the Plan (a "Participant"); (ii) establish the terms and conditions required or permitted to be included in every option agreement or any amendments thereto; (iii) determine and incorporate such terms and provisions, as well as amendments thereto, as shall be required in the judgment of the Board, so as to provide for or conform such option to any change in any law, regulation, ruling or interpretation applicable thereto; and (iv) make all other determinations deemed necessary or advisable for administering the Plan; provided, however, that the Board shall not possess discretionary powers with respect to the Plan which would disqualify it as a formula award plan within the meaning of the above-cited section of Rule 16b-3 of the Act. Consistent with the foregoing, the Board shall not have the power to determine which Participants shall be eligible for option grants under the Plan, to determine the timing of grants of any option, or to specify the number of Shares covered by each option, which requirements shall be specified in the Plan and shall not be within the discretion of


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the Board. The determination on the foregoing matters by the Board shall be conclusive.

            3.    Participants.

                  a. All Non-Employee Directors. Each non-employee director of the Company or any of its subsidiaries shall be a participant in the Plan and shall automatically receive option grants pursuant to the provisions of Paragraph 5 below. A nonemployee director who has been granted an option may, if he is otherwise eligible, be granted an additional option or options in accordance with such provisions. No person shall have any discretion to select which non-employee directors shall be granted options.

                  b. No Rights As Director. The Plan shall not confer upon any optionee any right with respect to continuation of service as a director or nomination to serve as a director, nor shall it interfere in any way with any rights which the director or the Company may have to terminate his directorship at any time.

            4. The Shares. The shares of stock initially subject to options authorized to be granted under the Plan shall consist of Two Hundred Thousand (200,000) shares of $.001 par value common stock of the Company (the "Shares") or the number and kind of shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Paragraph 6 below. The Shares subject to the Plan may be set aside out of the authorized but unissued shares of common stock of the Company not reserved for any other purpose or out of shares of common stock subject to an option which, for any reason, terminates unexercised as to the Shares.

            5. Grants Of Options. All grants of options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                  a. No Discretion In Determining Awards. No person shall have discretion to determine the number of shares to be covered by options granted under the Plan to non-employee directors.

                  b. Grant Of First Option. Each non-employee director automatically shall be granted an option to purchase 5,000 Shares (the "First option") upon the latest to occur of (i) the effective date of this Plan, as determined in accordance with Paragraph 10 hereof, or (ii) the date on which such person first becomes a non-employee director, whether through election by the stockholders of the Company, appointment by the Board of Directors to fill a vacancy, or by the termination of employment with the Company of a employee-director under circumstances where the Board


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of Directors requests his continued service on the Board, (iii) one year from the date of the last grant of a stock option to the director under the Company's 1990 Directors Stock Option Plan which precedes the adoption of this plan.

                  c. Subsequent Awards. After the First Option has been granted to a non-employee director, such participant shall thereafter automatically be granted an option to purchase 5,000 Shares (a "Subsequent Option") (i) in the case of non-employee directors who join the Board after the effective date of this Plan, on a date one year after the date of grant of the First Option and on the same date each year thereafter, and (ii) in the case of non-employee directors as of the effective date of this Plan, on the first anniversary of the effective date and on the same date thereafter.

                  d. Adjustments In Number Of Shares Subject To Awards. Notwithstanding the provisions of subparagraphs b and c hereof, in the event that a grant would cause the number of Shares subject to outstanding options plus the number of Shares previously purchased upon exercise of options to exceed the number of Shares authorized pursuant to Paragraph 4 hereof, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of non-employee directors eligible for grants on the automatic grant date. Any additional grants shall be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares authorized to be issued under the Plan or through cancellation or expiration of options previously granted hereunder.

            6. Option Price. The purchase price under each option (the "Option Price") shall be not less than one hundred percent (100%) of the fair market value of the Shares subject thereto on the date the option is granted. For purposes of the Plan, (a) the "fair market value" of any Share of common stock, if listed on an established stock exchange or exchanges, shall be the last reported sale price per share on the date prior to such date on the principal exchange on which it is traded, or if no sale was made on such day on such principal exchange, at the closing reported bid price on such day on such exchange; (b) if the common stock is not then listed on an exchange, the "fair market value" of any Share of common stock shall be the average of the closing bid and asked prices per share for the common stock in the over-the-counter market as quoted on NASDAQ on the day prior to such date; or (c) if the common stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Board.


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            7.    Duration And Exercise Of Options.

                  a. Duration And Vesting. Each option grant shall vest on the one year anniversary of the date of grant and shall be exercisable up to but not exceeding ten (10) years from the date when the option is granted. Each vested option grant, while exercisable, may be exercised in whole or in part, by itself or cumulatively with any and all other vested option grants which have not yet terminated or expired. The termination of the Plan shall not alter the maximum duration, the vesting provisions, or any term or condition of any option granted prior to the termination of the Plan.

                  b. Manner Of Payment. To the extent an option grant has vested, options may be exercised from time to time by delivering payment in full at the Option Price for the number of Shares being purchased by either cash or certified check, plus the amount of any tax required to be withheld by the Company or any subsidiary corporation as a result of the exercise of an option. The optionee shall make any arrangements required by the Company to ensure that there is available for payment the amount of tax required to be withheld by the Company or any subsidiary corporation as a result of either the grant or exercise of an option or any sale or other disposition of Shares acquired by exercise of an option.

                  c. Manner Of Exercise. The Option Price shall be accompanied by written notice to the Secretary of the Company identifying the option or portion thereof being exercised and specifying the number of Shares for which payment is being tendered. Not be less than fifteen (15) and not more than thirty (30) days after the giving of such notice, without transfer or issue tax to the optionee (or other person entitled to exercise the option), at the principal office of the Company or such other place as shall be mutually acceptable, the Company shall deliver to the optionee a certificate or certificates for such Shares dated as of the date when the options were validly exercised; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law.

                  d. Termination Of Director Status. Upon the termination of an optionee's status as a director of the Company or any of its subsidiaries, his or her rights to exercise an option then held shall be only as follows:

                        i. Disability. If an optionee's status as a director is terminated by disability, such optionee or such optionee's qualified representative (in the event of the optionee's mental disability) shall have the right for a period of twelve (12) months following the date of such disability termination to


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exercise such option, provided the actual date of exercise is in no event after the expiration of the term of the option. For purposes of this Plan, "disability" shall be as "permanent and total disability" is defined by Paragraph 22(e)(3) of the Internal Revenue Code of 1986, as amended, or any successor provision. Paragraph 22(e)(3) presently defines "permanent and total disability" as follows:

                  An individual is permanently and totally disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be permanently and totally disabled unless he furnished proof of the existence thereof in such form and manner, and at such times, as the Secretary may require.

                        ii. Death. If an optionee shall die (1) while a director of the Company or any of its subsidiaries, or (2) within three (3) months after termination of his or her status as a director except for cause, the optionee's estate shall have the right for a period of twelve (12) months following the date of death to exercise the option to the extend the optionee was entitled to exercise the option on the date of death, provided the actual date of exercise is in no event after the expiration of the term of the option. Any interruption in continuous director status with the Company and any of its subsidiaries shall constitute termination of the same under this Plan even if the optionee resumes director status after such interruption; provided, however, that a leave duly approved by the Company or in accordance with law shall not constitute an interruption hereunder. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

                        iii. Cause. If a director is determined by the Board of Directors of the Company or any of its subsidiaries to have committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company or the subsidiary, or to have deliberately disregarded the rules of the Company or its subsidiary which resulted in loss, damage or injury to the Company or the subsidiary, or if an optionee makes any unauthorized disclosure of any of the secrets or confidential information of the Company or any of its subsidiaries, induces any client or customer of the Company or any of its subsidiaries to break any contract with the Company or the subsidiary or induces any principal for whom the Company or any of its subsidiaries acts as agent to terminate such


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agency relations, or engages in any conduct which constitutes unfair competition with the Company or any of its subsidiaries, or if an optionee is removed from the Board or from any office of the Company or any of its subsidiaries by any regulatory agency, neither the optionee nor the optionee's estate shall be entitled to exercise any option with respect to any shares whatsoever. For the purpose of this paragraph, termination of director status shall be deemed to occur when the Company dispatches notice or advice to the optionee that the optionee's status as a director of the Company or any of its subsidiaries is terminated and not at the time of optionee's receipt thereof.

                        iv. Other Reasons. If an optionee's status as a director is terminated for any reason other than those mentioned above under "Death," "Disability" and "Cause", the optionee may, within three (3) months following such termination, exercise any vested option, provided the date of exercise is in no event after the expiration of the term of the option.

                  e. Transferability Of Option. Each option shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee.

                  f. Other Terms And Conditions. Options may also contain such other provisions which shall not be inconsistent with any of the foregoing terms as the Board shall deem appropriate. No option, however, nor anything contained in the Plan, shall confer upon any optionee any right to continue in the status as a director of the Company or any of its subsidiaries, nor limit in any way the right of the Company or a subsidiary to terminate an optionee's status as one of its directors at any time.

                  g. Rights As A Shareholder. The optionee shall have no rights as a shareholder with respect to any Shares until the date of issuance of a stock certificate for such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as provided in Paragraph 6 hereof.

                  h. Withholding. The Company shall have the right upon the grant or exercise of an option or the sale or other disposition of Shares acquired by exercise of an option to deduct any sums required to be withheld under federal, state or local tax laws or regulations. The Company may condition the issuance of Shares upon exercise of any option upon the payment by optionee of any sums required to be withheld under applicable laws or regulations. The Company has no duty to advise any optionee of the existence of any tax or any amounts which may be withheld.


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            8.    Adjustment Of And Changes In The Shares.

                  a. Stock Split Or Recapitalization. In the event the shares of the Company as presently constituted shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of reorganization, merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise), or if the number of shares of common stock of the Company shall be increased through the payment of a stock dividend or through a stock split, there shall be substituted for or added to each share of common stock of the Company theretofore appropriated or thereafter subject or which may become subject to an option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of common stock of the Company shall be so changed, or for which each share shall be exchanged, or to which each such share shall be entitled, as the case may be. In addition, the Board shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that any optionee's proportionate interest in the Company by reason of his rights under unexercised portions of such options shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price of the unexercised portion of the option and with a corresponding adjustment in the option price per share.

                  b. Merger Or Consolidation. In the event of a merger or consolidation of the Company with any other corporation in which the Company is not the surviving corporation and the surviving corporation does not assume the obligations of the Company under the Plan, then upon the execution by the Company of an agreement providing for such merger or consolidation, all options outstanding hereunder shall be automatically accelerated and may be exercised by the respective optionee in the manner set forth in the remainder of this subparagraph. Each optionee shall have not less than twenty (20) days from and after the execution by the Company of an agreement providing for such merger or consolidation to exercise any or all of the options outstanding hereunder which such optionee is eligible to exercise or which have been accelerated pursuant to the first sentence of this paragraph, unless such transaction is scheduled to close within less than twenty (20) days from the execution of such agreement, in which case each optionee shall have until three (3) days prior to the scheduled closing date to exercise his or her options, but in no event less than ten (10) days. Any such option not exercised within such period shall lapse. In the event such merger or consolidation shall fail to close, the options outstanding hereunder shall not be terminated or accelerated but shall continue in accordance with the terms of the Plan and the respective agreements.


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                  c.    No Fractional Shares. No right to purchase fractional
Shares shall result from any adjustment in options pursuant to this Paragraph 6. In case of any such adjustment, the Shares subject to the option shall be rounded down to the nearest whole Share. Notice of any adjustment shall be given by the Company to each holder of an option which was in fact so adjusted, and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

                  d. Determination By Board. To the extent the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

                  e. No Additional Rights. Except as expressly provided in this Paragraph 6, an optionee shall have no rights by reason of any of the following events: (i) subdivision or consolidation of shares of stock of any class; (ii) payment of any stock dividend; (iii) any other increase or decrease in the number of shares of stock of any class; (iv) any dissolution, liquidation, merger, consolidation, spin-off of assets or stock of another corporation. Any issue by the Company of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number or price shares of common stock subject to the option, and no adjustment by reason thereof shall be made. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

            9. Listing or Qualification Of Shares. All options granted under the Plan are subject to the requirement that if at any time the Company shall determine in its discretion that the listing or qualification of the Shares subject thereto on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the issuance of Shares under the option, the option may not be exercised in while or in part unless such listing, qualification, consent or approval shall have been effected or obtained free or any condition not acceptable to the Company; and the Company shall be relieved from any liability for failure to issue and sell Shares to satisfy such options pending the time when such authority is obtainable in accordance with foregoing.

            10. Binding Effect Of Conditions. The conditions and stipulations contained herein or in any stock option agreement executed pursuant to the Plan shall be and constitute a covenant running with all of the Shares acquired by the optionee pursuant to


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this Plan, directly or indirectly, whether such Shares have been issued or not, and those Shares owned by the optionee shall not be sold, assigned or transferred by any person save and except in accordance with the terms and conditions herein provided, and the optionee shall agree to sue the optionee's best efforts to cause the officers of the Company to refuse to record on the books of the Company any assignment or transfer made or attempted to be made except as provided in the Plan and to cause said officer to refuse to cancel old certificates or to issue or deliver new certificates therefor when the pursuant or assignee has acquired certificates or the Shares represented thereby, except strictly in accordance with the provisions of the Plan.

            11. Amendment And Termination Of The Plan. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Plan may not be amended more often than once every six months and the Board of Directors or the Board shall not, without the approval of the stockholders of the Company, (a) increase the maximum number of shares for which options may be granted under the Plan; (b) change the computation as to minimum option prices set forth in Paragraph 5.b; (c) extend the period during which options may be granted or exercised; or (d) amend the requirements as to the Participants eligible to receive options or the manner of determining automatic option grants. Except as provided in Paragraph 6, no termination, modification or amendment of the Plan may, without consent of the directors to whom such option shall theretofore have been granted, adversely affect the rights of such director under such option. Unless the Plan shall have been terminated by action of the Board of Directors prior thereto, it shall terminate on the last day of February, 2004.

            12. Effectiveness Of The Plan. The Plan shall become effective upon the earlier of the adoption by the Board of Directors or approval by the affirmative vote of the holders of a majority of the voting stock of the Company represented at a duly called meeting of stockholders at which a quorum is present, which approval must occur within one (1) year of the adoption date. The exercise of any options granted pursuant to the Plan shall be conditioned upon the registration of the Shares with the Securities and Exchange Commission and qualification of the offer and sale of the Shares pursuant to Plan with the Commissioner of Corporations of the State of California, unless in the opinion of counsel to the company such registration or qualification is not necessary.

            13. Privileges Of Stock Ownership; Securities Law Compliance; Notice Of Sale. No optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the optionee. Optionees shall be entitled to such financial information concerning the Company as may be made available to stockholders of the Company from time to time. No


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Shares shall be purchased upon the exercise of any option unless and until any then applicable requirements of any regulatory agencies having jurisdiction and of any exchanges upon which the common stock of the Company may be listed shall have been fully complied with. The Company shall diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any Shares are issued pursuant to the exercise of such options. The optionee shall give the Company notice of any sale or other disposition of any such Shares not more than five (5) days after such sale or other disposition.

            14. Indemnification. To the extent permitted by applicable law in effect from time to time, no member of the Board shall be liable for any action or omission of any other member of the Board nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director in any action against such person (whether or not the company is joined as a party defendant) to impose a liability or penalty on such person for an act alleged to have been committed by such person while a director arising with respect to the Plan or administration thereof or out of membership on the Board, or all or any combination thereof; provided that the director was acting in good faith, within what such director reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This paragraph does not apply to any action instituted or maintained in the right of the Company by a stockholder or holder of a voting trust certificate representing shares of the Company. The provisions of this action shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director, and the term "person" as used in this paragraph shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

            IN WITNESS WHEREOF, the Company has caused this 1994 Directors Stock option Plan to be executed and adopted this 16 day of March, 1994, by its authorized representatives.

                                      WORTH CORPORATION


                                      By /s/ THOMAS M. DELITTO
                                         ---------------------------------------
                                         THOMAS M. DELITTO
                                         President